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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 FORM  8 - K/A

                                 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported): February 2, 1996  (January 31,
1996)


                           OSICOM TECHNOLOGIES, INC.
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW JERSEY              0-15810                  22-2367234
           ----------              -------                  ----------
    (STATE OR JURISDICTION       (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)         FILE NUMBER)              IDENTIFICATION NO.)


1800 STEWART STREET, SANTA MONICA, CALIFORNIA                  90404
---------------------------------------------                  -----
  (Address of principal executive offices)                   (Zip code)


      Registrant's telephone number, including area code:  (310) 828-7496
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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (a) The financial statements of the business acquired are expected to be filed by amendment to this filing within sixty (60) days of the earliest date reported herein.

     (b) The pro forma financial information will be included with Form 10-KSB for the year ended January 31, 1996.

     (c)  Index to Exhibits

               2.1  Plan of Acquisition - Asset Sale Agreement by and among
                         Rockwell International Corporation, Osicom
                         Technologies, Inc., and Meret Optical Communications, Inc.

               2.2  Guaranty
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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Osicom Technologies, Inc.
                                      -------------------------
                                            (Registrant)



Date:  February 9, 1996       By   /s/ Sharon Gill Chadha
                                 ------------------------
                                  Sharon Gill Chadha
                                  Chief Executive Officer